Components of Net Periodic Benefit Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Net Periodic Benefit Cost:
Service cost	$ 19	$ 13	$ 35
Interest cost	8	14	20
Projected return on plan assets	(17)	(30)	(33)
Amortization of unrecognized net transition obligation and unrecognized net actuarial gain	24	35	34
Curtailment or settlement loss	0	156	0
Net periodic benefit cost	$ 34	$ 188	$ 56
Defined Benefit Plan, Net Periodic Benefit Cost (Credit) Excluding Service Cost, Statement of Income or Comprehensive Income [Extensible Enumeration]	Interest Expense	Interest Expense	Interest Expense